EXHIBIT 10.1
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                                2002 AMENDMENT TO
                           EMISHERE TECHNOLOGIES, INC.
                             2000 STOCK OPTION PLAN

Emisphere Technologies, Inc., a Delaware corporation (the "Company") hereby adopts this 2002 Amendment to the Company's 2000 Stock Option Plan (the "Plan") to be effective as of May 16, 2002.

1. In Section 3 of the Plan, the first sentence thereof is deleted in its entirety and the following is substituted in lieu thereof:

"Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,419,500 Shares."